SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C
(Rule 14C-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

Confidential, for Use of the Commission Only (as permitted by Rule
14a-5(d) (1))

[ ]	Definitive Information Statement

MATTMAR MINERALS, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:

  ---------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

  ------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  ----------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

  ------------------------------------------------

(5) Total fee paid:

  Fee previously paid with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

  -------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

  -------------------------------------------------

(3) Filing Party:

  -------------------------------------------------

(4) Date Filed:

  -------------------------------------------------

MATTMAR MINERALS, INC.
47 School Street
Chatham, New Jersey 07928
(973) 635-4047

NOTICE OF STOCKHOLDERS ACTION BY WRITTEN CONSENT

To our Stockholders:

          NOTICE IS HEREBY GIVEN that the Board of Directors (the “Board”) of Mattmar Minerals, Inc., a Nevada corporation (“Mattmar,” “we,” “us” or “our”), has approved, and the holders of more than a majority of the outstanding shares of our common stock, par value $.001 per share (the “Common Stock”) have executed a written consent in lieu of a special meeting approving, the following actions:

1.

To reincorporate Mattmar in the state of Delaware by merger with and into a Delaware corporation with the same name (“Mattmar Delaware”) which Mattmar formed for such purpose, in the sole discretion of the Board;

2.

An amendment to our charter to effect a reverse split of our Common Stock based upon a ratio of not less than one-for-three (3) nor more than one-for-one hundred (100) shares, in the sole discretion of the Board at any time prior to July 31, 2009; and

3.	An amendment to our charter to change our corporate name to any appropriate name chosen by the Board, in its sole discretion, in connection with a business combination by the company.

          The accompanying Information Statement, which describes the above corporate actions in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. Under the Nevada General Corporation Law and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient under the Nevada General Corporation Law and our bylaws to approve the actions described above. Accordingly, the actions described above will not be submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Exchange Act, these corporate actions will not be effected until at least twenty (20) calendar days after the mailing of the accompanying Information Statement to our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

          We will first mail the Information Statement on or about July __, 2008 to stockholders of record as of July 8, 2008.

July __, 2008	By Order of the Board of Directors
of Mattmar Minerals, Inc.

MATTMAR MINERALS, INC.
47 School Street
Chatham, New Jersey 07928
(973) 635-4047

-------------------------------------------
PRELIMINARY
INFORMATION STATEMENT
PURSUANT TO SECTION 14(C)
OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER
-------------------------------------------

NO VOTE OR OTHER ACTION OF STOCKHOLDERS IS REQUIRED IN CONNECTION WITH
THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

          Mattmar Minerals, Inc., a Nevada corporation (“Mattmar,”“we”, “us” or “our”) is sending you this Information Statement solely for the purpose of informing our stockholders in the manner required under Regulation 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the actions taken by the holders of a majority of the shares of our outstanding common stock, par value $.001 per share (the “Common Stock”), by written consent in lieu of a special meeting. No action is requested or required on your part.

What actions were taken by the written consent in lieu of a special meeting?

          Our Board of Directors (the “Board”) has approved, and stockholders holding at least a majority of the issued and outstanding shares of our Common Stock have approved, by written consent in lieu of a special meeting, the following actions:

1.

To reincorporate Mattmar in the State of Delaware by merger with and into a Delaware corporation with the same name (“Mattmar Delaware”) which Mattmar formed for such purpose (the “Migratory Merger”), in the sole discretion of the Board;

2.

An amendment to our charter to effect a reverse split of our Common Stock based upon a ratio of not less than one-for-three (3) nor more than one-for-one hundred (100) shares, in the sole discretion of the Board, at any time prior to July 31, 2009 (the “Reverse Split Amendment”); and

3.

An amendment to our charter to change our corporate name to any appropriate name chosen by the Board, in its sole discretion, in connection with a business combination by the company (the “Name Change Amendment”).

          Additional information regarding the Migratory Merger, the Reverse Split Amendment and Name Change Amendment is set forth respectively below under “Approval of Migratory Merger,” “Approval of a Reverse Split” and “Approval of a Name Change.” Collectively, the Migratory Merger, the Reverse Split Amendment and the Name Change Amendment are referred to hereinafter as the “Amendments.”

How many shares were voted for the actions?

          All of the Amendments were approved by our Board pursuant to action taken by unanimous written consent dated July 8, 2008, and by stockholders holding 77.5% of our issued and outstanding shares of Common Stock pursuant to action taken by majority written consent dated July 8, 2008 (the “Record Date”). The approval of the Amendments by written consent of stockholders in lieu of a special meeting requires the consent of the holders of at least a majority of our outstanding shares of Common Stock as of the Record Date. As of the Record Date, 13,333,333 shares of our Common Stock were issued and outstanding. Each share of our Common Stock is entitled to one vote. The holders of 10,333,333 shares of our Common Stock, representing approximately 77.5% of the shares of our Common Stock entitled to vote on the Record Date, executed a written consent in lieu of a special meeting.

          Under Nevada General Corporation Law and our bylaws, stockholder action may be taken by written consent without a meeting of stockholders. The written consent of the holders of a majority of our outstanding Common Stock is sufficient under the Nevada General Corporation Law and our bylaws to approve and adopt the Amendments. Consequently, no further stockholder action is required.

Am I entitled to dissenter's rights?

          The Nevada General Corporation Law does not provide for dissenter's rights for the Reverse Stock Split Amendment and the Name Change Amendment. Stockholders may be entitled to dissenter’s rights in connection with the Migratory Merger. See “Dissenter’s Right of Appraisal” below.

APPROVAL OF MIGRATORY MERGER

The Migratory Merger

          Our Board unanimously, and the holders of a majority of our total issued and outstanding shares of Common Stock, adopted resolutions to reincorporate Mattmar in the State of Delaware by merger with and into a Delaware corporation with the same name (“Mattmar Delaware”) which we formed for the Migratory Merger. A draft of the Certificate of Incorporation of Mattmar Delaware is attached as Appendix C to this Information Statement.

          The Board believes that the Migratory Merger will be beneficial to us and our stockholders because it will enhance our ability to attract a transaction consistent with our current business plan and purpose. Notwithstanding approval by the stockholders, the Board may, in its sole discretion, determine not to effect and abandon the Migratory Merger without further action by stockholders.

Background

          Since May 2008, our business plan has consisted of exploring potential targets for a business combination with us through a purchase of assets, share purchase or exchange, merger or similar type of transaction with a target business which we believe has significant growth potential. In order to facilitate such a transaction, the Board believes that, among other things, we should reincorporate in the State of Delaware by merger with and into Mattmar Delaware which we formed for the Migratory Merger. The Board believes that the Migratory Merger would make us more attractive for a potential business combination and therefore be in our and our stockholders’ best interest. No further action on the part of stockholders will be required to either implement or abandon the Migratory Merger. The Migratory Merger will be effective upon the filing of the Merger Certificates, as described below, or on such later date as determined by the Board (the “Effective Date”). The Board will determine when to file the Merger Certificates. The Board reserves the right to elect not to proceed, and abandon, the Migratory Merger if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders.

Certain Risk Factors Associated with the Migratory Merger

     There can be no assurance that if the Migratory Merger is effected, the resulting company will attract any, or satisfy potential acquisition, targets and there is no guarantee that any transaction will be effected.

     There can be no assurance that the total market capitalization of the Mattmar Delaware Common Stock, as defined below (the aggregate value of all issued and outstanding Mattmar Delaware Common Stock at the then market price), will be equal to or greater than the total market capitalization of Mattmar before the Migratory Merger.

Impact of the Migratory Merger if Implemented

          If effected, the Migratory Merger will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in Mattmar or proportionate voting power.

     The principal effect of the Migratory Merger will be that:

  Subsequent to the Effective Date of the merger we will be domiciled in the State of Delaware;

  The issued and outstanding shares of our Common Stock will automatically convert into the right to receive shares of Mattmar Delaware Common Stock on a one for one basis;

  The number of shares issued and outstanding will remain 13,333,333 shares;

  Following the Effective Date, any and all issued and outstanding options, warrants or other rights to acquire any of our Common Stock will be converted into an option, warrant or other right, as the case may be, to purchase shares of Mattmar Delaware Common Stock on the same terms; and

  We will adopt the capital structure of Mattmar Delaware which includes total authorized capital stock of 100,000,000 shares, of which 99,000,000 shares will be Mattmar Delaware Common Stock and 1,000,000 shares will be Preferred Stock. The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Mattmar Delaware’s Board of Directors providing for the issuance of such Preferred Stock or series thereof.

Effect on Registered and Beneficial Stockholders

          Upon effectuating the Migratory Merger, we intend to treat stockholders holding Mattmar Delaware Common Stock in “street name”, through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered Certificated Shares

          Some of our registered stockholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, Holladay Stock Transfer, Inc., as soon as practicable after the Effective Date. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing the shares of our Common Stock owned by you to the transfer agent. Upon receipt of your certificate you will be issued a new stock certificate for shares of Mattmar Delaware Common Stock.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD
NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Potential Anti-Takeover Effect

          The increase in the number of authorized shares available for issuance and the Preferred Stock, could adversely affect the ability of third parties to takeover or effect a change in control of Mattmar Delaware by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Mattmar Delaware’s Board or contemplating a tender offer or other transaction for the combination of Mattmar Delaware with another company. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, neither the Migratory Merger nor the adoption of the Preferred Stock is in response to any effort of which we are aware to accumulate our shares or shares of Mattmar Delaware or obtain control of us or Mattmar Delaware, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders.

Authorized Shares

          On the Effective Date, Mattmar will adopt the capital structure of Mattmar Delaware which includes total authorized capital stock of 100,000,000 shares, of which 99,000,000 shares are Mattmar Delaware Common Stock and 1,000,000 shares of Preferred Stock which preferred stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by Mattmar Delaware’s Board of Directors providing for the issuance of such Preferred Stock or series thereof. As of the Record Date, we had 75,000,000 authorized shares of Common Stock of which 13,333,333 shares were issued and outstanding. After the Effective Date, the number of authorized shares that are not issued or outstanding would increase due to the increase in the total number of authorized shares of stock. Authorized but unissued shares of Mattmar Delaware will be available for issuance, and Mattmar Delaware may issue such shares in the future. If Mattmar Delaware issues additional shares, the ownership interest of Mattmar Delaware’s stockholders will be diluted.

Accounting Matters

          The Migratory Merger will have no affect on the par value of our Common Stock.

Procedure for Effecting the Migratory Merger

          On or about the 20th day after this Information Statement is first mailed to stockholders of record on the Record Date, we will cause Articles of Merger to be filed with the Secretary of State of Nevada and a Certificate of Merger to be filed with the Secretary of State of Delaware (collectively both are the “Merger Certificates”). The Migratory Merger will become effective on the date of filing of the Merger Certificates or on such later date as determined by the Board, which is referred to as the “Effective Date.” Beginning on the Effective Date, each stock certificate representing our Common Stock pre-Migratory Merger will be deemed for all corporate purposes to evidence ownership of Mattmar Delaware Common Stock.

Dissenter’s Right of Appraisal

          Under Sections 92A.300 through 92A.500 of the Nevada General Corporation Law, holders of our Common Stock that follow the appropriate procedures are entitled to dissent from the consummation of the Migratory Merger and to receive payment of the fair value of their shares.

          The following information is intended as a brief summary of the material provisions of the statutory procedures you must follow in order to perfect your appraisal rights. You are urged to read the full text of the

Nevada dissenter’s rights statute, which is reprinted in its entirety and attached as Appendix A to this Information Statement. A person having a beneficial interest in shares of our Common Stock that are held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below, properly and in a timely manner, if such person wishes to perfect any dissenter’s rights such person may have.

          This discussion and Appendix A should be reviewed carefully by you if you wish to exercise statutory dissenter’s rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenter’s rights statute may result in a termination or waiver of dissenter’s rights under the Nevada dissenter’s rights statute.

          Under the Nevada dissenter’s rights statute, you have the right to dissent from the Migratory Merger and demand payment of the fair value of your shares of our Common Stock. If you elect to dissent, you must not consent to or approve the proposed Migratory Merger. If you do consent to or approve the Migratory Merger, you will not be entitled to dissenter’s rights. The “fair value” of the shares as used in the Nevada dissenter’s rights statute is the value of the shares immediately before the effectuation of the Migratory Merger, excluding any appreciation or depreciation in anticipation of the merger unless exclusion would be inequitable.

          Any stockholder who want to assert dissenter’s rights must (i) make a written demand on us for payment of the fair value of his shares; (ii) include in such written demand a certification that he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares on or before the Record Date; and (iii) deposit the share certificates with us. The written demand and share certificates must be received by our transfer agent no later than August 31, 2008. A form of the written demand is attached as Appendix B to this Information Statement. The address for our transfer agent, Holladay Stock Transfer, is 2939 N 67th Place, Scottsdale, Arizona 85251 Attention: Tom Laucks. Prior to the Effective Date, dissenting stockholders who have complied with these procedures shall retain all rights of a stockholder.

          Within thirty (30) days after the receipt of demand for the fair value of the dissenter’s shares, we will pay to each dissenter who complied with the required procedures the amount we estimate to be the fair value of the dissenter’s shares, plus accrued interest. Additionally, we will mail to each dissenting stockholder certain financial statements, a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenter’s right to demand payment of fair value under Nevada law, and a copy of Sections 92A.300 through 92A.500 of the Nevada General Corporation Law.

          A dissenting stockholder, within thirty (30) days following receipt of payment for the shares, may send us a notice containing such stockholder’s own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to our payment of fair value to such stockholder.

          If a demand for payment remains unsettled, we will petition the court to determine fair value and accrued interest. If we fail to commence an action within sixty (60) days following the receipt of the stockholder’s demand, we will pay to the stockholder the amount demanded by the stockholder in the stockholder’s notice containing the stockholder’s estimate of fair value and accrued interest.

          If you wish to seek dissenter’s rights, you are urged to review the applicable Nevada statutes attached to this Information Statement as Appendix A.

APPROVAL OF A REVERSE SPLIT

The Reverse Split Amendment

          Our Board and stockholders have approved an amendment to our Certificate of Incorporation to effect a reverse split of our Common Stock based upon a ratio of not less than one-for-three (3) nor more than one-for-one hundred (100) shares, in sole discretion of the Board, at any time prior to July 31, 2009. A copy of the Certificate of Amendment to the Certificate of Incorporation is attached as Appendix D.

Background

          The Board believes that it is in ours and our stockholders’ best interest for the Board to have the authority to effect a reverse stock split of our Common Stock in order to make us more attractive for a potential business combination. The Board believes that stockholder approval of a range of potential exchange ratios (rather than a single exchange ratio) provides the Board with the flexibility to best achieve the desired results of the reverse stock split. The Board would effect a reverse stock split after the Migratory Merger and only upon its determination that a reverse stock split would be in the best interests of the stockholders at that time. To effect a reverse stock split, the Board would set the timing for such a split and select the specific ratio within the range approved by the stockholders. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split. The Board reserves its right to elect not to proceed and to abandon the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders. We presently have no specific plans to issue any shares after effectuating the reverse stock split.

Certain Risk Factors Associated with the Reverse Stock Split

          There can be no assurance that the total market capitalization of our Common Stock (the aggregate value of all Common Stock at the then market price) after the proposed reverse stock split will be equal to or greater than the total market capitalization before the proposed reverse stock split or that the per share market price of our Common Stock following the reverse stock split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the reverse stock split.

          If the reverse stock split is effected, the resulting per-share stock price may not attract or satisfy potential acquisition targets and there is no guarantee that any transaction will be effected.

          A decline in the market price of our Common Stock after the reverse stock split may result in a greater percentage decline than would occur in the absence of a reverse stock split, and the liquidity of our Common Stock could be adversely affected following such a reverse stock split.

Impact of the Proposed Reverse Stock Split if Implemented

          If effected, the reverse stock split will automatically apply to all outstanding shares of our Common Stock. The reverse stock split will not affect any stockholder’s percentage ownership or proportionate voting power. However, because the number of authorized shares of our Common Stock will not be reduced, the reverse stock split will increase the Board’s ability to issue authorized and unissued shares without further stockholder action.

          The principal effect of the reverse stock split will be that:

  the number of shares of our Common Stock issued and outstanding will be reduced from 13,333,333 shares to a range between approximately 4,444,444 to 133,333 shares, depending on the reverse stock split ratio determined by the Board; and

  the number of shares that may be issued upon the exercise of conversion rights by holders of convertible securities will be reduced proportionately based upon the reverse stock split ratio selected by the Board.

In addition, the reverse stock split may increase the number of stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically may experience an increase in the cost of selling their shares and may have greater difficulty in effecting sales.

Effect on Fractional Stockholders

          You will not receive fractional post-reverse stock split shares in connection with the reverse stock split. All post-split shareholdings will be rounded-up to the nearest full share.

Effect on Registered and Beneficial Stockholders

          Upon a reverse stock split, we intend to treat stockholders holding our Common Stock in “street name”, through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our Common Stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Effect on Registered Certificated Shares

          Some of our registered stockholders hold all their shares in certificate form. If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, Holladay Stock Transfer, as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent.

Potential Anti-Takeover Effect

          The reverse stock split could adversely affect the ability of third parties to takeover or change the control of the company by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the company with another company. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, the reverse stock split is not in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD
NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Authorized Shares

          The reverse stock split would affect all issued and outstanding shares of our Common Stock and outstanding rights to acquire our Common Stock. Upon the effectiveness of the reverse stock split, the number of authorized and unissued shares of our Common Stock would increase due to the reduction in the number of shares of Common Stock issued and outstanding based on the reverse stock split ratio selected by the Board. We may issue such shares in the future. If we issue such shares, the ownership interest of holders of our Common Stock will be diluted.

Accounting Matters

          The reverse stock split will not affect the par value of our Common Stock. As a result, as of the effective time of the reverse stock split, the stated capital attributable to our Common Stock on its balance sheet will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of our Common Stock will be restated because there will be fewer shares of Common Stock outstanding.

Procedure for Effecting Reverse Stock Split

          If the Board decides to implement the reverse stock split at any time prior to July 31, 2009, we will promptly file a Certificate of Amendment with the Secretary of State to amend our existing Certificate of Incorporation. The reverse stock split will become effective on the date of filing the Certificate of Amendment, which is referred to as the “split effective date.” Beginning on the split effective date, each certificate representing pre-reverse stock split shares will be deemed for all corporate purposes to evidence ownership of post-reverse stock split shares. The text of the Certificate of Amendment is set forth in Appendix D to this Information Statement. The text of the Certificate of Amendment is subject to modification to include such changes as may be required by the office of the Secretary of State and as the Board deems necessary and advisable to effect the reverse stock split, including the applicable ratio for the reverse stock split.

Federal Income Tax Consequences of the Reverse Stock Split

          The following is a summary of certain material United States federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the pre-reverse stock split shares were, and the post-reverse stock split shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split. As used herein, the term United States holder means a stockholder that is, for federal income tax purposes: a citizen or resident of the United States; a corporation or other entity taxed as a corporation created or organized in or under the laws of the United States, any State of the United States or the District of Columbia; an estate the income of which is subject to federal income tax regardless of its source; or a trust if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust.

          No gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the reverse stock split. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split will be the same as the stockholder’s aggregate tax basis in the pre-reverse stock split shares exchanged therefor. The stockholder’s holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

          Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table lists, as of the Record Date, the number of shares of our Common Stock beneficially owned by (i) each person or entity known to us to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the U.S. Securities and Exchange Commission (“SEC”). Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days of the Record Date. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest.

Name and Address of	Amount and Nature of	Percent of Class
Beneficial Owner	Beneficial Ownership(1)

R&R Biotech Partners, LLC	7,866,667	59.00%
1270 Avenue of the Americas
16th Floor
New York, NY 10020

Moyo Partners, LLC	1,933,333 (2)	14.50%
c/o Arnold P. Kling
712 Fifth Avenue – 11th Floor
New York, NY 10019

Arnold P. Kling	1,933,333 (2)	14.50%
712 Fifth Avenue, 11th Floor
New York, NY 10019

Kirk M. Warshaw(3)	533,333	4.00%
47 School Avenue
Chatham, NJ 07928

Officer and Directors as a group	2,466,666	18.50%
(2 persons)

(1) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of the Common Stock beneficially owned by them.

(2) Arnold P. Kling, our president and a director, controls Moyo Partners, LLC and therefore is the beneficial owner of the shares held by this entity.

(3) Kirk Warshaw is our Chief Financial Officer.

APPROVAL OF A NAME CHANGE

Name Change Amendment

          Our Board and stockholders have approved an amendment to our Certificate of Incorporation to change our corporate name to any appropriate name chosen by the Board, in its sole discretion, in connection with a business combination by the company.

Background

          Since May 2008 our business plan has consisted of exploring potential targets for a business combination with us through a purchase of assets, share purchase or exchange, merger or similar type of transaction with a target business which we believe has significant growth potential. Upon the consummation of any such business combination, we expect that any such target’s business and operations will then be our primary focus and, at such time, will change our corporate name to reflect the identity of that business and operations. The Board believes that having such authority would improve the attractiveness of the company in a potential business combination because the Board would have the authority to effect a name change without the company having to incur additional expense and delay of holding a meeting of stockholders or obtaining the written consent of stockholders and therefore, would be in the best interest of our stockholders and the company.

          The Board would effect a name change only upon the consummation of, or in contemplation of, a business combination and upon its determination that a name change would be in the best interests of the stockholders at that time. No further action on the part of stockholders will be required to either implement or abandon the Name Change Amendment. The Board reserves its right to elect not to proceed, and abandon, the Name Change Amendment if it determines, in its sole discretion, that this proposal is no longer in the best interests of our stockholders. We currently have no definitive agreements with any prospective business combination candidates nor are there any assurances that we will find a suitable business with which to combine.

INTEREST OF CERTAIN PERSONS
IN OPPOSITION TO MATTERS TO BE ACTED UPON

          No officer or director of the company has any substantial interest in the Amendments. No director of the company opposed the Amendments set forth in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

          The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may after supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our common stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith. Additional copies of this Information Statement may be obtained at no charge by writing to us at: 47 School Avenue, Chatham, New Jersey 07928.

MISCELLANEOUS

          One Information Statement will be delivered to multiple stockholders sharing an address unless we receive contrary instructions from one or more of the stockholders sharing such address. Upon receipt of such notice, we will undertake to promptly deliver a separate copy of this Information Statement to the stockholder at the shared address to which a single copy of the Information Statement was delivered and provide instructions as to how the stockholder can notify us that the stockholder wishes to receive a separate copy of this Information Statement or other communications to the stockholder in the future. In the event a stockholder desires to provide us with such notice, it may be given verbally by telephoning our offices at (973) 635-4047 or by mail to our address at 47 School Avenue, Chatham, New Jersey 07928, Attn: Corporate Secretary.

          We file annual, quarterly and current reports, proxy statements, and registration statements with the SEC. These filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document we file with the SEC without charge at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference facilities.

July __, 2008	By Order of the Board of Directors
of Mattmar Minerals, Inc.

Appendix A

Nevada Revised Statutes: Rights of Dissenting Owners

92A.300.      Definitions

          As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

92A.305.     “Beneficial stockholder” defined

          “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

92A.310.       “Corporate action” defined

          “Corporate action” means the action of a domestic corporation.

92A.315.       “Dissenter” defined

          “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

92A.320.       “Fair value” defined

          “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

92A.325.       “Stockholder” defined

          “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

92A.330.       “Stockholder of record” defined

          “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

92A.335.       “Subject corporation” defined

          “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

92A.340.      Computation of interest

          Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

92A.350.      Rights of dissenting partner of domestic limited partnership

          A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

92A.360.      Rights of dissenting member of domestic limited-liability company

          The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

92A.370.      Rights of dissenting member of domestic nonprofit corporation

          1.           Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

          2.           Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

92A.380.      Right of stockholder to dissent from certain corporate actions and to obtain payment for shares

          1.           Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

          (a)         Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

          (1)            If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

          (2)           If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

          (b)         Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.

          (c)         Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

          (d)         Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares.

          2.           A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

92A.390.      Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger

          1.           There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

          (a)         The articles of incorporation of the corporation issuing the shares provide otherwise; or

          (b)         The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

          (1)            Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:

            (i)           The surviving or acquiring entity; or

            (ii)          Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or

           (2)           A combination of cash and owner’s interests of the kind described in sub-subparagraphs (i) and (ii) of subparagraph (1) of paragraph (b).

          2.           There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

92A.400.      Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder

          1.           A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

          2.           A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if: (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

92A.410.      Notification of stockholders regarding right of dissent

          1.           If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

          2.           If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

92A.420.      Prerequisites to demand for payment for shares

          1.           If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:

          (a)          Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

          (b)         Must not vote his shares in favor of the proposed action.

          2.           If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.

          3.           A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

92A.430.      Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents

          1.           The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

          2.           The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

          (a)         State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

          (b)         Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

          (c)         Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;

          (d)         Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

          (e)          Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

92A.440.      Demand for payment and deposit of certificates; retention of rights of stockholder

          1.           A stockholder to whom a dissenter’s notice is sent must:

          (a)         Demand payment;

          (b)         Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

          (c)         Deposit his certificates, if any, in accordance with the terms of the notice.

          2.           The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

          3.           The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.

92A.450.      Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder

          1.           The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

          2.           The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

92A.460.      Payment for shares: General requirements

          1.           Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

          (a)         Of the county where the corporation’s registered office is located; or

          (b)         At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2.           The payment must be accompanied by:

          (a)         The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;

           (b)         A statement of the subject corporation’s estimate of the fair value of the shares;

           (c)         An explanation of how the interest was calculated;

          (d)         A statement of the dissenter’s rights to demand payment under NRS 92A.480; and

          (e)         A copy of NRS 92A.300 to 92A.500, inclusive.

92A.470.      Payment for shares: Shares acquired on or after date of dissenter’s notice

          1.           A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

          2.           To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.

92A.480.      Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate

          1.           A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

          2.           A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or Soffered payment for his shares.

92A.490.      Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter

          1.           If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

          2.           A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

          3.           The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

          4.           The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

          5.           Each dissenter who is made a party to the proceeding is entitled to a judgment:

          (a)         For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

          (b)         For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

92A.500.      Legal proceeding to determine fair value: Assessment of costs and fees

          1.           The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

          2.           The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

           (a)         Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

           (b)         Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

          3.           If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

          4.           In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

          5.           This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

Appendix B

NOTICE OF DISSENT

TO:	Holladay Stock Transfer
2939 N 67th Place
Scottsdale, Arizona 85251
Attention: Tom Laucks

                          Re: Merger of Mattmar Minerals, Inc. (the “Company”)

To whom it may concern:

          The undersigned hereby:

          1) asserts his dissenter’s rights under the Nevada General Corporation Law in connection with the merger of the Company and demands payment of the fair value of all of the undersigned’s shares of the Company evidenced by the attached stock certificate #_______; and

          2) certifies that the undersigned acquired beneficial ownership of the Company’s shares on or before July 8, 2008.

Name:
SS#/EIN:
Address:

B-1

APPENDIX C

CERTIFICATE OF INCORPORATION

OF

MATTMAR MINERALS, INC.

          The undersigned, being a natural person for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the “Delaware General Corporation Law”), hereby certifies that:

          FIRST:                The name of this corporation is Mattmar Minerals, Inc. (hereinafter called the “Corporation”)

          SECOND:           The Corporation’s Registered Office in the State of Delaware is to be located at 160 Greentree Drive, Suite 101, in the City of Dover, County of Kent, 19904. The Registered Agent in charge thereof is National Registered Agents, Inc.

          THIRD:               The purpose of the Corporation is to engage in any lawful act or activity for which a Corporation may be organized under the Delaware General Corporation Law.

          FOURTH:           The total number of shares which the Corporation shall have the authority to issue is 100,000,000 shares, of which 99,000,000 shares shall be common stock, with a par value of $0.001 per share (the “Common Stock”) and 1,000,000 shares shall be preferred stock, with a par value of $0.001 per share (the “Preferred Stock”).

          The Preferred Stock may be issued from time to time in one or more series with such designations, preferences and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, as shall be stated in the resolutions adopted by the Corporation’s Board of Directors (the “Board”) providing for the issuance of such Preferred Stock or series thereof; and the Board is hereby vested with authority to fix such designations, preferences and relative participating, optional or other special rights or qualifications, limitations, or restrictions for each series, including, but not by way of limitation, the power to fix the redemption and liquidation preferences, the rate of dividends payable and the time for and the priority of payment thereof and to determine whether such dividends shall be cumulative or not and to provide for and fix the terms of conversion of such Preferred Stock or any series thereof into Common Stock of the Corporation and fix the voting Power, if any, of shares of Preferred Stock or any series thereof.

          FIFTH:                No holder of any of the shares of the Corporation shall, as such holder, have any right to purchase or subscribe for any shares of any class which the Corporation may issue or sell, whether or not such shares are exchangeable for any shares of the Corporation of any other class or classes, and whether such shares are issued out of the number of shares authorized by the Certificate of Incorporation of the Corporation as originally filed, or by any amendment thereof, or out of shares of the Corporation acquired by it after the issue thereof; nor shall any holder of any of the shares of the Corporation, as such holder, have any right to purchase or subscribe for any obligations which the Corporation may issue or sell that shall be convertible into, or exchangeable for, any shares of the Corporation of any class or classes, or to which shall be attached or shall appertain to any warrant or warrants or other instrument or instruments that shall confer upon the holder thereof the right to subscribe for, or purchase from the Corporation any shares of any class or classes.

          SIXTH:               The name and mailing address of the incorporator are as follows:

NAME	MAILING ADDRESS

John C. Hui	c/o Morse, Zelnick, Rose & Lander LLP
405 Park Avenue, Suite 1401
New York, New York 10022

          SEVENTH:         The duration of the Corporation shall be perpetual.

          EIGHTH:            When a compromise or arrangement is proposed between the Corporation and its creditors or any class of them or between the Corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of the Corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the Corporation pursuant to the provisions of Section 291 of The Delaware General Corporation Law or on application of trustees in dissolution or of any receiver or receivers appointed for the Corporation pursuant to provisions of Section 279 of the Delaware General Corporation Law may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of the Corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on the Corporation.

          NINTH:             For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and of its stockholders or any class thereof, as the case may be, it is further provided:

                   1.           The management of the business and the conduct of the affairs of the Corporation shall be vested in the Board. The number of directors which shall constitute the whole Board shall be fixed by, or in the manner provided in, the By-Laws. The phrase "whole Board" and the phrase "total number of directors" shall be deemed to have the same meaning, to wit, the total number of directors that the Corporation would have if there were no vacancies. No election of directors need be by written ballot.

                    2.           After the original or other By-Laws of the Corporation have been adopted, amended, or repealed, as the case may be, in accordance with the provisions of Section 109 of the Delaware General Corporation Law, and after the Corporation has received any payment for any of its stock, the power to adopt, amend, or repeal the By-Laws of the Corporation may be exercised by the Board; provided, however, that any provision for the classification of directors of the Corporation for staggered terms pursuant to the provisions of subsection (d) of Section 141 of the Delaware General Corporation Law shall be set forth in an initial ByLaw or in a By-Law adopted by the stockholders entitled to vote of the Corporation unless provisions for such classification shall be set forth in this Certificate of Incorporation.

                    3.           Whenever the Corporation shall be authorized to issue only one class of stock each outstanding share shall entitle the holder thereof to notice of, and the right to vote at, any meeting of stockholders. Whenever the Corporation shall be authorized to issue more than one class of stock no outstanding share of any class of stock which is denied voting power under the provisions of this Certificate of Incorporation shall entitle the holder thereof to the right to vote at any meeting of stockholders except as the provisions of paragraph (c)(2) of Section 242 of the Delaware General Corporation Law shall otherwise require; provided, that no share of any such class which is otherwise denied voting power shall entitle the holder thereof to vote upon the increase or decrease in the number of authorized shares of said class.

          TENTH:             A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

          ELEVENTH:      (a)      Right to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was a director or officer, of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators: provided, however, that, except as provided in paragraph (b) hereof, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board. The right to indemnification conferred in this Article ELEVENTH shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition: provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer (in his or her capacity as a director or officer and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Article ELEVENTH or otherwise. The Corporation may, by action of the Board, provide indemnification to employees and agents of the Corporation with the same scope and effect as the foregoing indemnification of directors and officers.

                    (b)        Right of Claimant to Bring Suit. If a claim under paragraph (a) of this Article ELEVENTH is not paid in full by the Corporation within thirty days after a written claim has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including the Board, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including the Board, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard or conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                    (c)        Non-Exclusivity of Rights. The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Article ELEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, by-law, agreement, vote of stockholders or disinterested directors or otherwise.

                    (d)        Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

          TWELFTH:      From time to time any of the provisions of this Certificate of Incorporation may be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of the Corporation by this Certificate of Incorporation are granted subject to the provisions of this Article TWELFTH.

Dated on this ___ day of ______, 2008.

Incorporator

APPENDIX D

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF MATTMAR MINERALS, INC.

          Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Mattmar Minerals, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify and set forth as follows:

          1.           The name of the corporation is Mattmar Minerals, Inc. (the “Corporation”).

          2.           The Corporation’s Amended and Restated Certificate of Incorporation was filed on February 27, 2006 (“Charter”).

          3.           Resolutions were duly adopted by the Board of Directors of the Corporation setting forth a proposed amendment to the Corporation’s Charter (the “Certificate of Amendment”), and declaring such Certificate of Amendment to be advisable and in the best interests of the Corporation and its stockholders.

          4.           Pursuant to the recommendation of the Board of Directors of the Corporation, this Certificate of Amendment was consented to in writing by the stockholders of the Corporation in accordance with Section 228 of the General Corporation Law of the State of Delaware.

          5.           The Corporation's Charter is hereby amended by inserting the following three new paragraphs following the current text of Paragraph C of Article FOURTH:

          Upon the filing of this amendment with the office of the Secretary of State of the State of Delaware (the "Effective Date"), each [number determined by the Corporation’s Board of Directors] shares of Common Stock then issued, which are the only voting securities of the Corporation issued and outstanding, shall be automatically reclassified into one share of Common Stock (the “Reverse Stock-Split”). Any fractional interests resulting from such reclassification shall be rounded-up to the nearest full share.

          From and after the Effective Date, the amount of capital represented by the Common Stock immediately after the Effective Date shall be the same as the amount of capital represented by such shares immediately prior to the Effective Date, until thereafter reduced or increased in accordance with applicable law. The par value of a share of Common Stock shall remain unchanged after the Reverse Stock Split at $.001 per share.

          From and after the Effective Date, the total number of shares of all classes of capital stock which the Corporation shall have authority to issue shall remain unchanged.

          6.           This Certificate of Amendment will be effective upon filing.

          IN WITNESS WHEREOF, Mattmar Minerals, Inc. has caused this Certificate of Amendment to be signed on this ___ day of _________ 200_.

Mattmar Minerals, Inc.

By:
Arnold P. Kling, President

D-1